UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 5, 2020

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive,	Chicago, IL	60606
233 S. Wacker Drive,	Chicago, IL	60606
(Address of principal executive offices)		(Zip Code)

(872)
825-4000
(872)
825-4000
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act :

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
 12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
On May 6, 2020, the financial printer utilized by United Airlines, Inc. and United Airlines Holdings, Inc. (together, the “Company”) filed the wrong version of a Form
8-K
dated May 5, 2020 of the Company (the “Original Form
8-K”)
announcing the Company’s commencement of a private debt offering. This Amendment No. 1 to the Original Form
8-K
is being filed solely to correct and replace Items 8.01 and 9.01 of the Original Form
8-K
in their entirety. The press release filed as Exhibit 99.1 to the Original Form
8-K
is unchanged.
Item 8.01	Other Events

On May 6, 2020, United Airlines, Inc. issued a press release announcing it is planning a private offering of $2.25 billion in aggregate principal amount of two series of senior secured notes. The press release is filed as Exhibit 99.1 to this Form
 8-K.
Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by United Airlines, Inc. dated May 6, 2020

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Jennifer L. Kraft
Name:	Jennifer L. Kraft
Title:	Vice President and Secretary

Date:  May 6, 2020